                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

  Check the appropriate box:
|_| Preliminary proxy statement.              |_|  Confidential, for use of the
|X| Definitive proxy statement.                    Commission only (as permitted
|_| Definitive additional materials.               by Rule 14a-6(e)(2)).
|_| Soliciting material pursuant to
    Rule 14a-11(c) or Rule 14a-12.

                              TUTOGEN MEDICAL, INC.

                (Name of Registrant as specified in its Charter)

                                      None.

    (Name of person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              TUTOGEN MEDICAL, INC.
                               1130 MCBRIDE AVENUE
                         WEST PATERSON, NEW JERSEY 07424




                                                                   March 3, 2003


Dear Shareholder:

                  On behalf of the Board of Directors, I cordially invite you to attend the 2003 Annual Meeting of the Shareholders of Tutogen Medical, Inc. (the "Company"), which will be held at the The Penn Club, 30 West 44th Street, Third Floor, Spruce Room, New York, New York 10036.

         At the Annual Meeting, you will be asked (i) to elect eight (8) directors, (ii) to ratify the appointment of Deloitte and Touche, L.L.P. as the Company's auditors for the fiscal year ending September 30, 2003 and (iii) to transact such other business as may properly come before the meeting or any adjournment thereof. On the following pages you will find the Notice of the Annual Meeting of Shareholders, and the Proxy Statement providing information concerning the matters to be acted upon at the meeting. Of course, the Board of Directors will be present at the Annual Meeting to answer any questions you might have.

         YOUR VOTE IS IMPORTANT! The Company's Board of Directors would greatly appreciate your attendance at the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date, and return the enclosed proxy card, which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

         I sincerely hope you will be able to attend the Annual Meeting and I look forward to seeing you at the 2003 Annual Meeting of Shareholders.


                                                     Very truly yours,



                                                     THOMAS W. PAUKEN
                                                     CHAIRMAN OF THE BOARD

                              TUTOGEN MEDICAL, INC.
                               1130 MCBRIDE AVENUE
                         WEST PATERSON, NEW JERSEY 07424



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 8, 2003


TO THE SHAREHOLDERS OF TUTOGEN MEDICAL, INC.:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of the Shareholders of Tutogen Medical, Inc., a Florida corporation (the "Company") will be held at The Penn Club, 30 West 44th Street, Third Floor, Spruce Room, New York, New York 10036 10:00 a.m., local time, to act on the following matters:

     1. To elect eight (8) directors to serve until the 2004 Annual Meeting of Shareholders and until their respective successors shall be duly elected and qualified;

     2. To ratify the appointment of Deloitte and Touche L.L.P. as the Company's independent auditors for the fiscal year ending September 30, 2003; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record at 5:00 p.m., Eastern Standard Time, on February 25, 2003 are entitled to receive notice of, and to vote at, the Annual Meeting. EACH SHAREHOLDER, EVEN THOUGH HE OR SHE MAY PRESENTLY INTEND TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND TO RETURN IT WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.


                                            By Order of the Board of Directors

                                            /s/ Thomas W. Pauken
                                            Thomas W. Pauken,
                                            CHAIRMAN OF THE BOARD

West Paterson, New Jersey
March 3, 2003

                              TUTOGEN MEDICAL, INC.
                               1130 MCBRIDE AVENUE
                         WEST PATERSON, NEW JERSEY 07424


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 8, 2003

                               GENERAL INFORMATION

                  This Proxy Statement is being furnished to the holders ("Shareholders") of the common shares, par value $.01 per share ("Common Shares"), of Tutogen Medical, Inc., a Florida corporation (the "Company") in connection with the solicitation, by the Company's Board of Directors, of proxies for use at the 2003 Annual Meeting of Shareholders to be held on April 8, 2003 at 10:00 a.m. (the "Annual Meeting") and at any adjournment thereof. The Annual Meeting will be held at The Penn Club, 30 West 44th Street, Third Floor, Spruce Room, New York, New York 10036.

                  At the Annual Meeting, Shareholders will be asked to consider and vote on (i) the election of eight (8) directors, and (ii) the ratification of Deloitte and Touche, L.L.P. as the Company's auditors for the fiscal year ending September 30, 2003. All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated thereon, if any. If no instructions are indicated, such proxies will be voted FOR the election of the Board of Directors' nominees for directors and FOR the ratification of Deloitte and Touche L.L.P. as the Company's auditors.

                  The Board of Directors has fixed 5:00 p.m., Eastern Standard Time, on February 25, 2003 as the record date (the "Record Date") for the determination of the Shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On February 25, 2003, there were 15,647,110 issued and outstanding Common Shares of the Company, constituting the only class of stock outstanding. The presence of a majority of the outstanding Common Shares as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting.

                  Any Shareholder may revoke his or her proxy, at any time before it is exercised, by (i) duly executing and submitting a subsequently dated proxy, (ii) delivering a subsequently dated written notice of revocation to the Company, which notice is received at or before the Annual Meeting, or
(iii) voting in person at the Annual Meeting (although, mere attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company's principal executive offices, located at the address set forth above.

                  This Proxy Statement and the enclosed proxy card are first being sent to Shareholders, together with the Notice of Annual Meeting, on or about March 3, 2003. SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WITH THESE MATERIALS. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

                  In accordance with the Company's Bylaws, the Board of Directors has fixed the number of directors of the Company ("Directors") to be elected at the Annual Meeting at eight (8). The Company currently has eight Directors, each of whose term of office will expire at the Annual Meeting. The Board of Directors has unanimously nominated eight (8) persons (each, a "Nominee"), seven of whom are current Directors, to stand for election at the Annual Meeting. Each Nominee has agreed to election as a Director, to hold office until the 2004 Annual Meeting of Shareholders and until his successor has been duly elected and qualified.

                  It is intended that the proxies received from Shareholders, unless contrary instructions are given therein, will be voted in favor of the election of the Nominees, named below, each of whom has consented to being named herein and have indicated their intention to serve if elected. If any Nominee, for any reason, should become unavailable for election, or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person, as the Company's Board of Directors shall designate to replace such Nominee. The Board of Directors has no reason to believe that any of the Nominees will not be available or prove unable to serve if so elected.

NOMINEES FOR DIRECTOR

                  The following table sets forth the names and ages of each person nominated for election as a Director of the Company, the positions and offices that each Nominee has held with the Company, and the period during which each has served in such positions and offices. Each Director serves for a term of one year and until his successor is duly elected and qualified.

                                        TABLE OF NOMINEES

-------------------------- ----- ------------------------------------------- ---------------------------------
     Name of Nominee       Age               Positions/Offices               Period Served in Office/Position
     ---------------       ---               -----------------               --------------------------------
-------------------------- ----- ------------------------------------------- ---------------------------------
G. Russell Cleveland        64   Director                                    1997 - present
-------------------------- ----- ------------------------------------------- ---------------------------------
Robert C. Farone            60   Director                                    1999 - present
-------------------------- ----- ------------------------------------------- ---------------------------------
Steven E. Hanson            49   Nominee
-------------------------- ----- ------------------------------------------- ---------------------------------
J. Harold Helderman         57   Director                                    1997 - present
-------------------------- ----- ------------------------------------------- ---------------------------------
Manfred K. Kruger           56   Chief Executive Officer                     December 1999 - present
                                 President                                   July 1999 - present
                                 Chief Operating Officer                     1999 - present
                                 Vice President Managing Director,           1998 - 1999
                                 International Operations
-------------------------- ----- ------------------------------------------- ---------------------------------
Thomas W. Pauken            59   Chairman of the Board                       2000 - present
                                 Director                                    1999 - present
-------------------------- ----- ------------------------------------------- ---------------------------------
Carlton E. Turner           62   Director                                    2000 - present
-------------------------- ----- ------------------------------------------- ---------------------------------
David S. Wise               47   Director                                    2001 - present
-------------------------- ----- ------------------------------------------- ---------------------------------
Thomas Zehnder              35   Director                                    2002 - present
-------------------------- ----- ------------------------------------------- ---------------------------------

         Set forth below are descriptions of the business experience during the past five (5) years or more, and other biographical information, for the Nominees seeking election to the Board of Directors.

         G. RUSSELL CLEVELAND is the President, Chief Executive Officer, sole Director, and majority shareholder of Renaissance Capital Group, Inc. ("Renaissance"). He is also President, Chief Executive Officer, and a director of Renaissance Capital Growth & Income Fund III, Inc. Mr. Cleveland is a Chartered Financial Analyst with more than 35 years experience as a specialist in investments for smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland currently serves on the Boards of Directors of Renaissance U.S. Growth & Income Trust PLC, Cover-All Technologies, Inc., Digital Recorders, Inc., Integrated Security Systems, Inc., and BFS U.S. Special Opportunities Trust PLC (London).

         ROBERT C. FARONE has been Vice President/General Manager of Samsonite Company Stores since June 2001. Samsonite Company Stores is a chain of 176 retail luggage stores. Mr. Farone had been President of Bag'n Baggage, Ltd. from June 1985 through February 2001. Bag'n Baggage is an 80-store retailer of luggage and leather goods operating in eight (8) states under the trade names Bag'n Baggage, Biagio, Houston Trunk Factory, Malm and Roberto's. Mr. Farone has also served as a director on the board of Caribbean Marine, Inc. from June 1985 to April 2001. From September 1985 to July 1986 he served as a director on the board of 50 Off Stores, and from August 1988 to September 1991 he served as Chairman of the Board. 50 Off Stores was a regional chain of deep discount stores specializing in ready to wear having 72 locations in five states.

         STEVEN E. HANSON has been President of Centerpulse Dental Inc. ("Dental") a subsidiary of Centerpulse USA Holding Co. ("Centerpulse") since 1992. Mr. Hanson joined Dental as a manager and has held various operational and management positions, including the current position as President of Dental, Vice President International, Sulzer Intermedics Inc. from 1987 to 1992 and Director International, Sulzer Intermedics Inc. from 1982 to 1987. Prior to joining Sulzer Intermedics, Mr. Hanson was Vice President, Sales and Marketing at American Pacemaker Corporation. Mr. Hansen is serving on the board as a representative of Centerpulse. Mr. Hanson received a B.A. in Geology at Skidmore College and his MBA from Boston College.

         J. HAROLD HELDERMAN, MD is Dean of Admissions and Professor of Medicine, Microbiology and Immunology at Vanderbilt University, Nashville, Tennessee, and is the Medical Director of the Vanderbilt Transplant Center. Dr. Helderman received his MD from the State University of New York, Downstate Medical Center in 1971, Summa Cum Laude. In addition to book and monograph writings, he has authored more than 125 publications in his field of transplant medicine. Dr. Helderman is past President of the American Society of Transplantation.

         MANFRED K. KRUGER joined the Company in June 1997, serving as Chief Operating Officer and Managing Director for International Operations. On July 1, 1999 he became the Company's President and on December 1, 1999, he became Chief Executive Officer. Prior to joining the Company, Mr. Kruger was Executive Vice President of Fresenius Critical Care International, a division of Fresenius Medical Care, AG. Prior to Fresenius, Mr. Kruger held management positions with Squibb Medical Systems and American Hospital Supply.

         THOMAS W. PAUKEN is the current Chairman of the Board. Mr. Pauken currently serves as the Trustee for Capital Partners II, Ltd. Liquidating Trust. He also serves on the Board of TOR Minerals International, Inc. For six years, Mr. Pauken served as Vice President and Corporate Counsel of Garvon, Inc., a Dallas-based venture capital company. From 1981 to 1985, Mr. Pauken served as Director of ACTION, an independent federal agency. He also served on the White House legal counsel's staff during the Reagan Administration. Mr. Pauken's military service included a tour of duty in Vietnam as a Military Intelligence Officer. Mr. Pauken received a B.A. from Georgetown University and J.D. degree from Southern Methodist University Law School.

         CARLTON E. TURNER, PH.D., D.SC. has been the President and Chief Executive Officer of Carrington Laboratories, Inc. ("Carrington") (NASDAQ: CARN) since April 1995. Carrington is a research-based pharmaceutical and medical device company in the field of wound care products. Dr. Turner has also served as the Chief Operating Officer from November 1994 to April 1995 and as the Executive Vice President of

Scientific Affairs from January 1994 to November 1994 at Carrington. Before that, he was the President, Chief Operating Officer and Founder of Princeton Diagnostic Laboratories of America from 1987 to 1993. From 1981 to 1987 he was an Assistant to President Ronald Reagan with Cabinet Rank and Director of the White House Drug Policy Office. Previously, he was a Research Professor and Director of the Research Institute of Pharmacological Science, University of Mississippi.

         DR. THOMAS ZEHNDER is Group Vice President for Centerpulse Management Ltd. ("Management"), responsible for Spine-Tech Division Global Coordination and Biologics, and President of Centerpulse Biologics Inc. Dr. Zehnder is serving on the board as a representative of Centerpulse. Prior to joining Management in 2001, Dr. Zehnder held various management positions in the healthcare industry in the area of Strategic Business Development and Marketing, including Director of Process Development and Reengineering and Director of Clinical Trial Management Services at Covance Central Laboratory Services, Geneva (1999-2001), consultant and Project Manager at HPC Healthcare & Pharma Consulting AG, Zug
(1999), International Product Manager at Stratec Medical AG, Oberdorf (1997-1999) and Project Manager at the Institute for Technology Management, St. Gallen (1994-1996). Dr. Zehnder has a degree in industrial engineering form the Federal Institute of Technology (ETH) Zurich and a doctoral degree in Business Administration from the University of St. Gallen.

DIRECTOR MEETINGS AND COMMITTEES

                  During the fiscal year ended September 30, 2002 ("Fiscal Year 2002"), the Board of Directors of the Company held a total of four regular and two telephonic meetings. Each of the Directors attended at least 80% of the total number of meetings of the Board of Directors. The committees of the Board of Directors consist of a Compensation, Stock Option, Nominating and an Audit Committee.

                  The Compensation and Stock Option Committee administers the Company's 1996 Stock Option Plan. The Committee makes recommendations to the Board of Directors with respect to the Company's compensation policies and the compensation of executive officers. The Compensation and Stock Option Committee is comprised of Robert C. Farone, J. Harold Helderman and David S. Wise. All compensation matters were addressed by the full Board of Directors in Fiscal 2002.

                  The Nominating Committee makes recommendations to the Board of Directors of the Directors to be elected at the Annual Meeting of Shareholders. The Nominating Committee is comprised of Thomas W. Pauken, Manfred K. Kruger and Robert C. Farone.

                  The Audit Committee of the Board of Directors, comprised of Carlton E. Turner, G. Russell Cleveland, and Thomas Zehnder, held four meetings during fiscal year 2002. The members of the Audit Committee are independent (as independence is defined in Section 121(A) of the Amex's listing standards). The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and Company that might bear on the auditors' independence consistent with Independence Standards board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also met with the independent public accountants to review the plans and results of the audit engagement, approved the services to be performed by the independent public accountants, considered the range of the audit and non-audit fees and reviewed the adequacy of the Company's system of internal accounting.

                  The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also reviewed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2002, with management and the independent auditors.

                  Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the board that the Company's audited financial statements be included in its Annual report on Form 10-KSB for the fiscal year ended September 30, 2002, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

COMPENSATION OF DIRECTORS

                  The Company's outside Directors receive a $6,000 annual retainer, $1,500 per meeting for attendance at Board meetings, and $500 per telephonic meeting, plus reimbursement of out-of-pocket expenses. The Chairman of the Board receives $1,000 per month for his services as Chairman. Additionally, the Company's Directors are eligible to participate in the Company's 1996 Stock Option Plan.

                  Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These regulations require the directors, officers, and greater than 10% stockholders to furnish us with copies of all
Section 16(a) forms they file. Based solely upon our review of the copies of such forms received by us during the fiscal year ended September 30, 2002, we believe that each person who, at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock, complied with all Section 16(a) filing requirements during such fiscal year.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                        THE ELECTION OF ALL 8 NOMINEES.

                             ----------------------

                                   PROPOSAL II

                    APPROVAL AND RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

                  The Board of Directors has selected the firm of Deloitte and Touche L.L.P., independent public accountants, to be the Company's auditors for the fiscal year ending September 30, 2003, and recommends that Shareholders vote to ratify that appointment. Although submission of this matter to Shareholders is not required by law, in the event of a negative vote, the Board of Directors will reconsider its selection. Ratification of the appointment will require that, at a meeting where a quorum is present, the votes cast in favor of the ratification exceed those votes cast opposing ratification. Deloitte and Touche L.L.P. is expected to have a representative at the Annual Meeting who will be available to respond to appropriate questions from Shareholders attending the meeting.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                              ---------------------

                               EXECUTIVE OFFICERS

                  The executive officers of the Company ("Officers"), their ages, and positions with the Company are set forth below:

      Name            Age                       Position with Company
------------------    ---     -----------------------------------------------------------------
Manfred K. Kruger      56     President, Chief Executive Officer & Chief Operating Officer
George Lombardi        59     Chief Financial Officer, Treasurer and Secretary

                  Pursuant to the Company's Bylaws, Officers are appointed annually by the Board of Directors, at its annual meeting, to hold such office until an Officer's successor shall have been duly appointed and qualified, unless an Officer sooner dies, resigns or is removed by the Board. Mr. Kruger is also a nominee for election as Director at the Annual Meeting. Mr. Kruger's business experience and other biographical information are summarized in the forepart of this Proxy Statement under the caption "Proposal I - Election of Directors." Mr. Lombardi's biographical information is summarized below.

                  GEORGE LOMBARDI is the Company's Chief Financial Officer, Treasurer and Secretary. He joined the Company in March 1998. Mr. Lombardi was the Vice President and Chief Financial Officer of Sheffield Pharmaceuticals, Inc., a publicly held (AMEX) development stage pharmaceutical/biotech Company. Before that, he was the CFO and Director of Fidelity Medical, Inc. and a Senior Financial Executive for the New Jersey and New England Operations of National Health Laboratories, Inc. Prior to this, Mr. Lombardi held Senior Financial positions at the Boehringer Ingelheim Pharmaceutical Company and the Revlon Healthcare Group in New York. Mr. Lombardi is a CPA certified in the state of New Jersey and has a degree in accounting from Fairleigh Dickinson University.

SUMMARY COMPENSATION TABLE

                  The following table sets forth the cash and non-cash compensation paid to or accrued to all persons who have served as Chief Executive Officer and other officers or individuals whose compensation exceeded $100,000 for the Fiscal Year 2002.

                                       COMPENSATION OF EXECUTIVE OFFICERS

---------------------- -------- -------------------------------------- ------------------------------------ ----------------

                                         Annual Compensation                 Long Term Compensation

---------------------- -------- -------------------------------------- ------------------------------------ ----------------
                                                                                Awards            Payouts
---------------------- -------- ---------- --------- ----------------- ----------- ------------- ---------- ----------------

                                                                                    Securities
                                                          Other        Restricted   Underlying                    (1)
 Name And Principal    Fiscal                             Annual         Stock       Options       LTIP        All Other
      Position          Year     Salary     Bonus      Compensation     Award(s)                  Payouts     Compensation
                                   ($)       ($)           ($)            ($)          (#)          ($)           ($)

---------------------- -------- ---------- --------- ----------------- ----------- ------------- ---------- ----------------
Manfred K. Kruger
President, Chief        2002     282,500    68,000          0              0          50,000         0          58,600
Executive Officer &     2001     230,000    42,000          0              0          35,000         0          48,100
Chief Operating         2000*    174,200    70,000          0              0         210,000         0          48,800
Officer

George Lombardi
Chief Financial         2002     152,300    29,000          0              0            0            0             0
Officer, Treasurer      2001     150,000    10,000          0              0          15,000         0             0
and Secretary           2000     143,500    38,000          0              0          50,000         0             0

---------------------- -------- ---------- --------- ----------------- ----------- ------------- ---------- ----------------

     (1) Includes primarily pension contribution and automobile compensation.

     * Mr. Kruger was appointed Chief Executive Officer on December 1, 1999. See "Election of Director Nominees for Directors" above.

EMPLOYMENT AGREEMENTS

                  The Company has an employment agreement with Manfred Kruger, its President, Chief Executive Officer, Chief Operating Officer and Managing Director, International Operations. Pursuant to that agreement, the term of Mr. Kruger's employment with the Company commenced on June 16,1997. The agreement is for an indefinite period and shall terminate upon written notice by the Company, notice of his election to terminate, or the Company terminates his employment for cause. Minimum notice of termination by the Company, except for cause, is one year from the end of a calendar quarter. Mr. Kruger's annual base salary is currently Euros 338,600 (approximately $359,000). In addition, the employment agreement provides for an annual bonus in an amount up to 35% of his annual base salary, subject to the satisfaction of reasonable performance goals established by the board.

                  The Company has a severance agreement with George Lombardi, its Chief Financial Officer, Treasurer and Secretary. Pursuant to that agreement, upon written notice of his termination at least six weeks before a calendar quarter, the Company will provide six months salary including medical benefits. Mr. Lombardi's annual base salary is currently $160,000. In addition, the Company provides an annual bonus in an amount up to 30% of his annual base salary, subject to the satisfaction of reasonable performance goals established by the board.

OPTION GRANTS IN FISCAL YEAR 2002

                                        OPTION GRANTS IN FISCAL YEAR 2002
                                               (Individual Grants)

------------------------------- ------------------------ ------------------------ ------------- ------------------------

                                 Number of Securities
                                  Underlying Options        Percent of Total
                                        Granted            Options Granted To     Exercise or
                                          (#)                   Employees          Base Price         Expiration
             Name                                                                    ($/Sh)              Date

------------------------------- ------------------------ ------------------------ ------------- ------------------------
Manfred K. Kruger                        50,000                    14.3%              $3.04      December 20, 2011
------------------------------- ------------------------ ------------------------ ------------- ------------------------

              The following table sets forth the value of the unexercised options at September 30, 2002. No options were exercised during the fiscal year. The market price of the Company's common stock at September 30, 2002 was $2.84.

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                            AND FY-END OPTION VALUES

---------------------------------------- -------------------------------------- --------------------------------------
                                                 Number of Unexercised                  Value of Unexercised
                                                      Options at                       In-the-Money Options at
                 Name                             September 30, 2002                     September 30, 2002
---------------------------------------- -------------------------------------- --------------------------------------
                                            Exercisable        Unexercisable       Exercisable        Unexercisable
---------------------------------------- ------------------ ------------------- ------------------ -------------------

---------------------------------------- ------------------ ------------------- ------------------ -------------------
Manfred K. Kruger                             455,000            107,500            $ 552,200           $ 76,100
---------------------------------------- ------------------ ------------------- ------------------ -------------------
George Lombardi                               178,000             20,000            $ 175,584           $ 23,781
---------------------------------------- ------------------ ------------------- ------------------ -------------------

401(K) PLAN

                  The Board of Directors of the Company approved a tax-deferred investment plan (the "401(k) Plan") effective in 1991. All full-time employees of the Company may elect to participate in the 401(k) Plan, once he or she has completed six (6) months of service to the Company. Under the 401(k) Plan, a participating employee is given an opportunity to make an elective contribution under a salary deferral savings arrangement of up to a maximum of 15% of the participant's pre-tax compensation, up to a maximum allowed by law. In addition, the Company makes a separate matching contribution, in an amount equal to 50% of the amount contributed by the employee, up to a maximum dollar amount equal to 6% of the employee's annualized compensation in that year. An employee of the Company may elect to retire after attaining age 65, or after age 55 and the completion of five (5) years of service, if earlier. At that time, the total amount contributed, plus any accumulated earnings, will be used to provide a lump sum payment to any retiring participant in the 401(k) Plan. Participants terminating employment prior to normal retirement date will be fully vested in their own elective contribution. Funds accumulated from the Company's matching contributions will vest over a six-year period. During Fiscal 2002, Mr. Lombardi participated in the 401(k) Plan at 6% of his salary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

              The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of February 25, 2003, by
(i) each person known to the Company to own beneficially more than 5% of its Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors, nominees and executive officers as a group. As of February 25, 2003, there were approximately 15,647,110 shares of Common Stock issued and outstanding.

-------------------------------------------------------------------------------------------------------------------
   NAME AND ADDRESS                                                      AMOUNT AND NATURE           PERCENTAGE
   OF BENEFICIAL OWNER                                                 OF BENEFICIAL OWNER (1)(2)    OF CLASS (3)
-------------------------------------------------------------------------------------------------------------------
Capital Partners II, Ltd. Liquidating Trust (5) (8)..............          3,674,061                   23.48%
    5646 Milton Street
    Suite 900
    Dallas, TX 75206

SPV 1996 LP......................................................          1,896,794                   12.12%
    101 Finsbury Pavement
    London, England
    EC2A 1EJ

Centerpulse USA Holding Co.     .................................          5,297,124                   33.85%
    3 East Greenway Plaza, Suite 1600
    Houston, Texas 77046

G. Russell Cleveland (4).........................................             87,300                        *

Robert C. Farone (5).............................................            125,814                        *

Steven E. Hanson  ...............................................                -0-                        *

Dr. J. Harold Helderman (6)......................................             98,535                        *

Manfred K. Kruger (7)............................................            528,750                    3.27%

George Lombardi (7)..............................................            196,750                    1.24%

Thomas W. Pauken (8).............................................          3,992,101                   25.29%

Carlton E. Turner (7)............................................             40,000                        *

David S. Wise (7)           .....................................             10,000                        *

Thomas Zehnder...................................................                -0-                        *

All directors, nominees and officers as a group (10 persons).....          5,079,250                   30.25%

-------------------
*      Less than 1%

1 In accordance with Rule 13d-3 promulgated pursuant to the Exchange Act, a person is deemed to be the beneficial owner of the security for purposes of the rule if he or she has or shares voting power or dispositive power with respect to such security or has the right to acquire such ownership within sixty days. As used herein, "voting power" is the power to vote or direct the voting of shares and "dispositive power" is the power to dispose or direct the disposition of shares, irrespective of any economic interest therein.
2 Except as otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to all of the common stock beneficially owned by them.
3 In calculating the percentage ownership for a given individual or group, the number of shares of common stock outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty days after November 30, 2002 held by such individual or group.
4 Includes 70,000 shares of common stock issuable upon exercise of options exercisable within sixty (60) days. Mr. Cleveland is the President and majority shareholder of Renaissance Capital Group, Inc. His business address is 8080 N. Central Expressway, Suite 210-LB 59, Dallas, TX 75206. See note 4.
5 Includes 70,000 shares of common stock issuable upon exercise of options exercisable within sixty (60) days. Mr. Farone is a Supervisory Trustee of Capital Partners II, Ltd. Liquidating Trust.
6 Includes 90,000 shares of common stock issuable upon exercise of options and warrants exercisable within sixty (60) days.
7 All of the shares of common stock beneficially owned by Messrs. Kruger, Lombardi, Turner and Wise are derivative securities issuable upon exercise of options exercisable within sixty (60) days

8 Includes all of the shares of common stock beneficially owned by Capital Partners II, Ltd Liquidating Trust. Mr. Pauken is the Trustee of Capital Partners II, Ltd. Liquidating Trust and has voting rights to all of the shares owned by the Trust. Mr. Pauken separately has beneficial ownership in 318,040 shares of common stock. It also includes 140,000 shares of common stock issuable upon exercise of options and warrants exercisable within sixty (60) days.

                              RELATED TRANSACTIONS

                  The Company has entered into comprehensive long-term agreements with Centerpulse Spine-Tech Inc. and Centerpulse Dental Inc., wholly owned subsidiaries of Centerpulse, whereby Centerpulse acts as the Company's exclusive marketer of biologic implants in the United States for spinal applications and in the United States and certain European countries for dental applications. The terms of the agreements were negotiated at arms-length between the parties.

                  For the years ended September 30, 2001 and 2002, revenues realized by the Company for the sale of implants by Centerpulse amounted to $2.2 million and $7.2 million, respectively, representing approximately 17% and 35% of the Company's total revenues for such years. In addition, the Company incurred marketing fees to Centerpulse amounting to $1.2 million and $3.7 million, respectively, for such years.

                  Messrs. Hanson and Zehnder serve on the board of directors as designees of Centerpulse.

                               VOTING SECURITIES

                  Under the Florida Business Corporation Act ("FBCA"), directors are elected by a plurality of the votes cast at a meeting in which a quorum is present. In connection with an election of directors, votes may be cast in favor of, or withheld from, each nominee. Votes withheld from a nominee will be counted in determining whether a quorum has been reached. However, since directors are elected by a plurality, votes withheld from a nominee or nominees will be excluded entirely and will not be counted as a vote cast in an election of directors.

                  In connection with the proposals to ratify the Company's auditors, votes may be cast "For" or "Against" a proposal, or a Shareholder may "Abstain" from voting on the proposal or proposals. Under the FBCA, at a meeting where a quorum is present, all matters submitted to Shareholders (other than an election of directors) are approved if the vote's cast in favor of the action exceeds the vote's cast in opposition to the matter presented (unless the Articles of Incorporation or state law requires a greater number of votes). Accordingly, with respect to any proposal coming before the Annual Meeting, other than the election of Directors, all abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum, but since they are neither a vote cast in favor of, or a vote cast against, a proposed action, abstentions and broker non-votes will not be counted as a vote cast on any matter coming before the meeting. A broker non-vote generally occurs when a broker, who holds shares in street name for a customer, does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

                  Each Common Share outstanding on the Record Date entitles the record holder thereof to cast one vote with respect to each matter to be voted upon.

                              SHAREHOLDER PROPOSALS

                  Eligible Shareholders who wish to present proposals for action at the 2003 Annual Meeting of Shareholders should submit their proposals in writing to the President of the Company at the address of the Company set forth on the first page of this Proxy Statement. The President must receive proposals no later than November 4, 2003 for inclusion in next year's proxy statement and proxy card. A Shareholder is eligible to present proposals if, at the time he or she submits a proposal or proposals, the Shareholder owns at least 1% or $1,000 in market value of Common Shares and has held such shares for at least one year, and the Shareholder continues to own such shares through the date of the 2003 Annual Meeting.

                                  ANNUAL REPORT

                  A copy of the Company's 2002 Annual Report containing financial and other information about the Company accompanies this proxy statement. The 2002 Annual Report is not to be considered a part of the proxy solicitation materials.

                               SOLICITATION COSTS

                  The Company will bear the costs of preparing, assembling and mailing the Proxy Statement, the proxy card, and the 2002 Annual Report in connection with the Annual Meeting. In addition to the use of the mail to solicit proxies for the Annual Meeting, certain employees of the Company may be utilized by the Company to solicit Shareholders' proxies by telephone, telegraph or in person. Such employees will not receive additional compensation for such services to the Company. Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries, to forward the proxy materials to beneficial owners and to obtain authorization from beneficial owners for the execution of proxies. The Company will, upon request, reimburse those persons and entities for expenses incurred in forwarding proxy materials to beneficial owners.

                                  OTHER MATTERS

                  At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the Annual Meeting, other than the proposals specifically set forth in the Notice of Annual Meeting of Shareholders and referred to herein. If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote or refrain from voting in accordance with their best judgment on such matters after consultation with the Board of Directors.

                                             By Order of the Board of Directors


                                             THOMAS W. PAUKEN
                                             CHAIRMAN OF THE BOARD

March 3, 2003
West Paterson, New Jersey


[LOGO] TUTOGEN                                                                  000000  0000000000  0  0000
      --------
          TUTOGEN MEDICAL, INC.                                                 000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
MR A SAMPLE                                                                     000000000.000 ext
DESIGNATION (IF ANY)                                                            000000000.000 ext
ADD 1                                                                           000000000.000 ext
ADD 2                                                                           000000000.000 ext
ADD 3
ADD 4                                                                           HOLDER ACCOUNT NUMBER
ADD 5
ADD 6                                                                           C 1234567890     J N T


                                                                                ----------------------

                                                                                ----------------------


                                                                                [ ] MARK THIS BOX WITH AN X IF YOU HAVE MADE CHANGES
                                                                                    TO YOUR NAME OR ADDRESS DETAILS ABOVE.


------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL MEETING PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------

 [A] ELECTION OF DIRECTORS
 1. The Board of Directors recommends a vote FOR the listed nominees.

                              FOR    WITHHOLD                                    FOR    WITHHOLD

 01 - G. Russell Cleveland    [ ]       [ ]         05 - Manfred K. Kruger       [ ]       [ ]

 02 - Robert C. Farone        [ ]       [ ]         06 - Thomas W. Pauken        [ ]       [ ]

 03 - Steven E. Hanson        [ ]       [ ]         07 - Carlton E. Turner       [ ]       [ ]

 04 - J. Harold Helderman     [ ]       [ ]         08 - Thomas Zehnder          [ ]       [ ]


 [B] ISSUES
 The Board of Directors recommends a vote FOR the following proposal.

                                         FOR   AGAINST   ABSTAIN

 2. Ratify the appointment of Deloitte   [ ]     [ ]       [ ]           (PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD EXACTLY AS
    and Touche L.L.P. as the Company's                                   YOUR NAME OR NAMES APPEAR ABOVE, WHETHER OR NOT YOU PLAN TO
    auditors for the 2003 fiscal year.                                   ATTEND THE MEETING.)

 3. In their discretion, on such other                                   I plan to attend the Annual Meeting.          [ ]
    business as may properly come
    before the meeting.                                                  I do not plan to attend the Annual Meeting.   [ ]



 [C] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
 Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate. If the owner is a corporation, an authorized officer should sign for the corporation and state his title. This Proxy shall be deemed valid for all shares held in all capacities that they are held by the signatory.

Signature 1 - Please keep signature within the box   Signature 2 - Please keep signature within the box   Date (mm/dd/yyyy)
--------------------------------------------------   --------------------------------------------------   --------------------------
                                                                                                          [ ][ ]/[ ][ ]/[ ][ ][ ][ ]
--------------------------------------------------   --------------------------------------------------   --------------------------

[ ]                                              1 U P X     H H H      P P P P     001618


001CD40001     009FSA


------------------------------------------------------------------------------------------------------------------------------------
 PROXY - TUTOGEN MEDICAL, INC.
------------------------------------------------------------------------------------------------------------------------------------

 ANNUAL MEETING OF SHAREHOLDERS APRIL 8, 2003

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned holder of Common Shares of Tutogen Medical, Inc., a corporation organized under the laws of the state of Florida, does hereby appoint Thomas W. Pauken and Manfred K. Kruger, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to represent and vote as designated on the reverse all of the Common Shares of Tutogen
 Medical, Inc. that the undersigned held of record at 5:00 p.m., Eastern Standard Time, on February 23, 2003, at the Annual Meeting
 of Shareholders of Tutogen Medical, Inc. to be held at The Penn Club, located at 30 West 44th Street, Third Floor, Spruce Room,
 New York, New York 10036 on April 8, 2003, at 10:00 a.m., local time, or any adjournment thereof, on the following matters, and on such other business as may properly come before the meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS
 PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS; AND FOR THE RATIFICATION OF THE AUDITORS.

       009FSA